TRANSCRIPT – AFL-CIO HIT Webinar

SLIDE:

AFL-CIO Housing Investment Trust

WEBINAR WITH CHANG SUH

Senior Executive Vice President –
Chief Portfolio Manager

HIT'S CURRENT INVESTMENT STRATEGY

Wednesday, November 13, 2013
2:00 – 2:30 Eastern

AFL-CIO Housing Investment Trust 0

TEXT: Legal Disclaimer. This webcast contains forecasts, estimates, opinions, and other information that is subjective.  Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate.  There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed.  It should not be considered as investment advice or a recommendation of any kind.  All statistics are current as of October 31, 2013, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus.  To obtain a prospectus, call the HIT at (202) 331-8055, or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2041 Pennsylvania Avenue, NW, Suite 200, Washington DC 20037
Phone (202) 331-8055  Fax (202) 331-8190
www.aflcio-hit.com

VOICE OVER: This webcast contains forecasts, estimates, opinions, and other information that is subjective.  Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate.  There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn.

Actual outcomes and results may differ significantly from the views expressed.  It should not be considered as investment advice or a recommendation of any kind.  All statistics are current as of October 31, 2013, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.  Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing.

This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055, or visit the HIT’s website at www.aflcio-hit.com.

MR. CHANG SUH:  Good afternoon, everyone.  I’m Chang Suh, Chief Portfolio Manager with the AFL-CIO Housing Investment Trust. [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust]  Thank you all for joining us today in our inaugural webcast.  The purpose of today is to give our clients an update on the Housing Investment Trust and to have a discussion about the markets and our strategy in the current environment.  If you haven’t downloaded the prospectus yet, you can do so at the bottom of the screen or at the end of the webinar.

We’re scheduled 30 minutes today, beginning with a brief presentation and update.  Then we have 20 to 25 minutes set aside for you to ask questions.  Don’t forget that you can submit questions by clicking the bottom right of your screen.  I look forward to hearing from many of you, so let’s get started.

SLIDE:

AFL-CIO Housing Investment Trust

A $4.6 billion investment grade fixed-income mutual fund

Objectives

- ***Generate competitive risk-adjusted returns*** versus its benchmark, the Barclays Capital Aggregate Bond Index.
- ***Achieve collateral benefits*** important to working people by creating union construction jobs and affordable housing in America's communities.

Strategy

- Construct and manage a portfolio with ***superior credit quality, higher yield, and similar interest rate risk*** relative to the benchmark.
- ***Specialize in multifamily mortgage-backed securities***.

AFL-CIO Housing Investment Trust 1

The AFL-CIO Housing Investment Trust; we’re a $4.6 billion mutual fund.  We’re a fixed income fund.  Our investment objective is to generate competitive risk-adjusted returns versus the benchmark, with is the Barclays Aggregate Bond Index.  Our strategy is to construct and manage a portfolio that has higher credit quality, a portfolio that has higher income, and a portfolio that has a similar level of interest rate risk versus the benchmark.

We execute our strategy by specializing in multifamily mortgage-backed securities, and these multifamily securities also allow us to achieve our collateral benefit objectives of creating union construction jobs.

SLIDE:

AFL-CIO Housing Investment Trust

Strong Track Record

- ***Nearly 50 years*** of responsible investing.
- ***$6.8 billion invested*** in 500 projects nationwide.
- ***$11 billion of total development*** leveraged.
- ***72,000*** union construction jobs and nearly ***110,000*** housing and healthcare units created.

AFL-CIO Housing Investment Trust 2

The AFL-CIO Housing Investment Trust has a strong performance track record.  We actually have 50 years of experience in responsible investing.  We have funded over $6.8 billion of capital, creating 72,000 union construction jobs, and building and preserving nearly 110,000 housing units.

We’ve been very competitive in terms of our performance.

SLIDE:

Competitive Performance

Calendar Year Returns as of Year-end
14%
12%
10%
8%
6%
4%
2%
0%
2000 12.74% 12.31% 11.63%
2001 8.60% 8.21% 8.44%
2002 12.04% 11.64% 10.25%
2003 4.17% 3.78% 4.10%
2004 4.59% 4.20% 4.34%
2005 3.03% 2.64% 2.43%
2006 5.08% 4.65% 4.33%
2007 7.14% 6.70% 6.97%
2008 5.68% 5.25% 5.24%
2009 6.73% 6.28% 5.93%
2010 6.62% 6.16% 6.54%
2011 8.34% 7.86% 7.84%
2012 4.71% 4.27% 4.22%
HIT Gross
HIT Net
Barclays Aggregate

20 consecutive calendar years exceeding the benchmark on a gross basis.

For the 1-, 3-, 5-, and 10-year periods ended October 31, 2013, the HIT's net returns were -1.41%, 2.93%, 5.78%, and 4.74%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

AFL-CIO Housing Investment Trust 3

In fact, for the past 20 consecutive calendar years, we’ve been able to outperform our benchmark on a gross basis, and in fact, in 2008 when many fixed income money managers’ returns were significantly lower than the benchmark or even negative, we were able to outperform.

This has been a very challenging market environment for fixed income money managers. It’s been very challenging for the Housing Investment Trust.

SLIDE:

Market Environment and YTD Returns in 2013

10-Year Treasury vs. Ginnie Mae Construction/Permanent MBS Yields

5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Percent
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
10-year Treasury Yield
Ginnie Mae Construction/Permanent Yield

Source: Bloomberg and the HIT

For the 1-, 3-, 5-, and 10-year periods ended October 31, 2013, the HIT's net returns were -1.41%, 2.93%, 5.78%, and 4.74%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

AFL-CIO Housing Investment Trust 4

Not only have rates risen rapidly; we’ve also had spreads widen significantly for multifamily mortgage-backed securities.  You can see in the slides here that the spreads are much wider here for multifamily assets.  The ten-year Treasury has risen quite a bit, so it’s been a very challenging market environment for us.  But again, we think that multifamily securities are extremely undervalued, and the reason why multifamily spreads are widened are not fundamental; they’re more technical.  They have more to do with the fact that Wall Street dealers were actually competing for business when rates were historically low, and they bought too many low-coupon securities.  Right now we think this is a great opportunity for getting more multifamily securities into our portfolio.

SLIDE:

A Value-Added Multifamily Portfolio

- **Multifamily Specialist**
  - Targets 60% to 70% of the portfolio in multifamily securities.
  - Produces the HIT's income advantage over the benchmark.
- **Capacity to Source Investments Directly**
  - Expertise in structuring customized financing that brings projects to reality and meet needs of the portfolio.
- **Substantial Investment Pipeline**
  - Can offer investors more expected return than comparable investments with the same credit risk.

Single Family MBS
25.7%
Treasuries
5.5%
Short Term
4.1%
AAA Private-Label CMBS
1.6%
Multifamily MBS
63.1%

As of September 30, 2013, based on total investments including unfunded commitments.

AFL-CIO Housing Investment Trust

5

The HIT has 60% of our $4.6 billion portfolio in multifamily assets.  We’re very unique in the sense that we actually directly source multifamily securities.  We have internal capacity, meaning we have staff that—they’re out there working with investment bankers, lenders, housing agencies, and they’re actually structuring these investments directly for our portfolio.

For our outlook in terms of our pipeline, we have a substantial pipeline.  We think over the next several years demand is going to be very strong for multifamily, so we look to increase our multifamily positions going forward.

SLIDE:

Positioned Well in the Current Environment

- **The HIT's current investment strategy**
  - **Current portfolio offers relative value** versus the benchmark – higher yield, higher credit quality, and similar interest rate risk.
  - **Adding and increasing multifamily assets** will take advantage of higher rates, wider spreads, undervalued multifamily MBS, projected multifamily demand.
  - **Diversification benefits** to investors.
- **Objective remains unchanged**
  - Competitive fixed-income returns over the long term.
  - Coupled with union jobs and affordable housing.

AFL-CIO Housing Investment Trust

6

Our current investment strategy is to actually increase multifamily holdings, as I stated earlier, because again we think multifamily assets are extremely undervalued.  We have a strong pipeline.  We also recognize that multifamily assets add important diversification benefits because most other core money managers, they don’t have multifamily assets in their portfolio.

We also think that inflation right now is extremely low, and it’s a positive for fixed income.  Given the fact that rates have already elevated quite a bit in recent periods, we feel like the HIT should add more multifamily, and long-term investors would benefit that going forward.

Thank you very much. The main thing I want to emphasize here is that our investment objectives remain unchanged, and now we look forward to going through our Q&A session.

To help me with our Q&A, we’re going to introduce Lesyllee White, Senior Vice President and Managing Director of Marketing here at the Housing Investment Trust, who will assist us in facilitating us with our questions.  Hi, Lesyllee.

MS. LESYLLEE WHITE:  Thank you, Chang.  It’s good to be here [TEXT: Lesyllee M. White, Senior VP and Managing Director of Marketing, AFL-CIO Housing Investment Trust] for our first inaugural webinar.  We offered you the opportunity to submit questions last week, and some of you took advantage of that, so we’ll start with those questions first.  While Chang is answering those questions, please make sure you’re submitting questions online so that we can address them.

Let’s get started. Our first question, which is a very interesting question—that is, based on recent economic data, including Friday’s employment report, what is your outlook for rates?

MR. SUH:  Well, our outlook for rates is that [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust] despite the fact that rates still remain relatively low versus where they’ve been historically, we think that rates are going to be somewhat stable.  Although Friday’s payroll number was extremely strong, 204,000 new jobs created versus 120,000 expected; however, it’s pretty evident if you read the Fed statements that they are not very confident in our economy.

The economy has shown signs of improvement.  We are seeing some job creation; however, it’s happening in slow motion.  Again, I still have lots of doubts about where the economy is going to go in terms of the speed of the recovery.

More importantly, you have to consider inflation when it comes to predicting interest rates because inflation is why we have a yield curve.  Right now the  Federal Reserve here in the U.S.—and the Central Bank in Europe, and the Central Bank in Japan—they’re more worried about disinflation or deflation.

I think given the fact that rates have risen quite a bit recently, I feel much better about where rates are now, given the fact that really you can’t find inflation. They’re looking for it, but it’s just not there.  If I were to give you a range, again I think we’re going to be range-bound between 2.5% and 3.5%, maybe 2.25% and 3.25%.  Again, there is no inflation, and I think rates are going to be relatively stable.

MS. WHITE: Thank you. Here’s another good question. What are the potential impacts of interest rates on the housing market?

MR. SUH:  Absolutely, rates have had a profound impact on the housing market already since spring when the housing market was really, really doing well and going strong, when interest rates were about 3.25% on the 30-year fixed rate.  Since then we’ve seen mortgage rates rise quite a bit.  The 30-year mortgage rate is currently at 4.3%.  We’ve already seen slowdown, but I think you’re really going to get a bigger idea of the impact that higher rates have had on the housing market—you’re going to have a better idea in the spring of 2014.

My guess is that housing is going to slow down.  It’s been a good 22 to 24-month run for most markets in terms of residential housing values.  We’re seeing foot traffic slow down.  We’re seeing applications for new mortgages slow down.  It’s had a profound impact in a relatively short period of time.  I think housing is fine.  It’s solid.  It’s probably bottomed out somewhat, but I would be surprised if housing continues to appreciate.

MS. WHITE:  To follow up on your last response, this is a question we often get from investment consultants, and that is what are the Housing Investment Trust’s investment strategies in the current environment.

MR. SUH:  Sure.  Again, we recognize that interest rates are still relatively low versus where they’ve been historically, so we’re going to be a little defensive in terms of managing our interest rate risk.  We have our portfolio about a half a year short versus the benchmark in terms of our duration positioning.

We’ve also lightened up on our multifamily weightings from, I’d say, the better part of the last 18 months.  We recognized that multifamily spreads were a little tight versus where they had been historically, but now, during the course of 2013, multifamily spreads are near their historical high.  We think that multifamily is an opportunity here.  We think multifamily assets are undervalued.  We have a strong pipeline of multifamily, and our expectation for multifamily demand going forward is very, very strong.  Our plan is to look for multifamily investments aggressively, increase our weighting from maybe 60% to 70% of our portfolio, and we think that’s a great opportunity for investors right now.

MS. WHITE: Thank you. Just to expand on that last response, explain what benefits do the Housing Investment Trust multifamily investments provide.

MR. SUH:  Currently multifamily investments are not in the Agg.  They’re not in the benchmark, so it’s a smaller market, and there are some inefficiencies there.  This has been our specialization for almost 50 years right now.  Multifamily in general offers relative value.  It offers more yield than the comparable Treasury, but it also provides cash flow stability, unlike a single family mortgage-backed security.  It also provides nice yield spread versus a Treasury; something corporate bonds typically do for core portfolios.

The nice thing about multifamily is that we typically have credit enhancement from a government agency, so you’re protected, yet you’re earning more yield than you are in a Treasury, with less risk than you have in a corporate bond.

MS. WHITE: [TEXT: Lesyllee M. White, Senior VP and Managing Director of Marketing, AFL-CIO Housing Investment Trust] Why has it been so challenging a year for multifamily MBS investors?

MR. SUH:  Sure.  Multifamily investments have performed very well for the better part of my career here, which is going on 16 years. [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust] This is really the first time in my career where I’ve seen such underperformance from multifamily assets as a whole.  That’s really because there’s been a technical shift here in recent years following the 2008 recession and financial crisis.  More and more investors were looking to find yield without taking risk, so multifamily assets grew in popularity.  The number of Wall Street dealers that were involved in this sector grew and grew.

We began the year with interest rates historically low.  Wall Street was competing for business, and they overbought at historically low levels, and they were stuck with billions of dollars of multifamily assets at low coupons.  Spreads widened, values fell.

But even in recent weeks we’ve seen that turn around.  We knew that was a technical matter, not a fundamental matter, so multifamilies are still attractive.  They’ve tightened recently, but it was the rapid, quick rise in interest rates that caught Wall Street off guard.

MS. WHITE:  Here’s a question that impacts us all; we’re here based in the nation’s capital.  The question that’s been presented to us is did the government shutdown in October impact the AFL-CIO Housing Investment Trust?

MR. SUH:  No, there was really no impact to our portfolio or to our operations, and there is no impact to our outlook other than the fact that we have some deals in the pipeline that go through FHA underwriting.  It goes through their review.  Certainly there is going to be a two- to three-week additional delay, but it’s a process that takes a long time anyway to actually take a deal all the way through the process.  There has really been no impact.

MS. WHITE:  Here’s a question that’s often asked by many investment advisors, as well as trustees that sit on various pension boards that we work with.  That is how does the HIT manage its portfolio in comparison to the Barclays Aggregate?

MR. SUH:  The way we manage our portfolio versus our benchmark is to, one, make sure that we don’t take big interest rate risk bets.  We want to make sure by policy that we’re going to be somewhat neutral to the Agg. in terms of how we manage our duration.  That band is typically plus or minus a half a year.  Right now, yes, we are about a half a year short versus the benchmark, but we recognize that we’re in kind of a unique environment for rates being historically low.

Other than that, what we want to do is we want to substitute multifamily mortgage-backed securities for corporate bonds.  We think that you can get similar yields and similar spreads without the credit risk, so we think it’s a good move.  It’s a better diversifier, to be honest with you, because again, most money managers do not have multifamily assets in their portfolio.  These assets are better diversifiers than corporate bonds or credit.  That’s one thing we want to do.

We also want to substitute multifamily assets for a portion of the Treasuries that are represented in the index because again, these assets are Treasury-like for the most part in terms of their credit risk.  Ninety percent of our portfolio has a federal government agency credit quality on it, so they’re Treasury-like in terms of the credit risk, but they offer a lot more yield.

For example, right now a Ginnie Mae multifamily asset can offer 200 to 150 basis points more yield than a comparable Treasury.  What we want to do is we really want to overweight our portfolio with multifamily assets, underweight corporate bonds, and underweight Treasuries.

MS. WHITE: [TEXT: Lesyllee M. White, Senior VP and Managing Director of Marketing, AFL-CIO Housing Investment Trust] To follow up on that last response; how will changing rates affect the Housing Investment Trust returns relative to the Barclays Aggregate?

MR. SUH:  It’s hard to say on a relative basis what the interest rate fluctuations—what the impact is going to be. [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust]  Certainly if it was just a straight rate fluctuation, we’re about a half a year short.  So if rates go up, let’s say, 100 basis points over an annual return period, we’re going to be about 50 basis points better off in price.  We also have a 63-basis point yield advantage versus the Agg. so if you combine the two, we would be way ahead.

If rates go down, certainly you would think that we would underperform the Agg. in terms of price performance by a half a year or by 50 basis points.  We have 63 basis points of a yield advantage to offset that, so I think being a half a year short now makes a lot of sense because we have a yield advantage, and we have a little bit less interest rate risk.

Again, in terms of how we perform versus the Agg. in short periods of time, it’s going to depend on sector performance; multifamily performance, corporate performance, Treasury performance.  Again, it can go many different ways.  Over the long run, income wins.  If you’re not losing money, it’s going to be about your yield advantage, and that’s the approach that we’re going to take.

MS. WHITE: We have over 370 investors, and many of the questions that are coming from consultants as well as our investors is that how are we protecting the portfolio value. How is that done?

MR. SUH: Well first of all let's just be very clear. We're an investment company. We're a regulated investment company, so we mark to market all of our securities every single period.

So yeah, there's going to be some fluctuations.  Sometimes it's going to be up, and sometimes it's going to be down.  The way we protect the value of our portfolio is in the long run, we don't want to lose principal.  We don't want to take credit risk.  So what we're going to do is we're going to get credit enhancement for almost all of our securities.  Typically, US government guarantee, and to a smaller extent, it's going to be some type of state or city guarantee.

We're also going to have real estate, a mortgage.  We're going to have leases, and we're going to have renters.  So there's a lot of ways that we protect our investment in the long run from credit losses.  But yeah, there's going to be some fluctuation in terms of price in the short term.  In the long run, our investors can know that their principal is protected, and they're getting an income advantage in our portfolio.

MS. WHITE: Here's a very interesting question. Why does the Housing Investment Trust use the Barclays Aggregate as a benchmark?

MR. SUH:  Certainly that's a question that comes up quite a bit because to this date, the Barclays isn't in the agg yet.  So we've always benchmarked against the Agg.  Well for the past 20 years we have because the Barclays Aggregate Bond Index is the most widely used core fixed income proxy out there.  We have over 370 investors.  Most of them are institutions.  And many of them use the Barclays Agg. for their fixed income proxy.  So it's a very widely used product.  The reason why it makes sense for us is that we manage our interest rate risk similar to the Barclays Agg.  And then we have an investment grade portfolio which the Barclays Agg. is supposed to represent.  So when it comes to managing fixed income and having benchmarks, it should be about interest rate risk, and it should be about credit risk, and we're both very similar there.

MS. WHITE: [TEXT: Lesyllee M. White, Senior VP and Managing Director of Marketing, AFL-CIO Housing Investment Trust] Chang, we were in a meeting last week, and one of our investors asked this question, but it also came in recently.  And that is Barclays just confirmed that it's going to add Fannie and Freddie multifamily CMBS to its aggregate index starting June 30th, 2014.  So the question is what impact is that going to have on the HIT's portfolio?

MR. SUH: [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust] Yeah, we just got done saying that the Barclays didn't have multifamily MBS in the index.  But yes, there's recent news.  It's going to be added to the index starting next year, and the impact's going to be positive.  Any time you add or include a new sector in the index, it's a positive effect.  Now it's going to be a small part of the index.  They're estimating the impact to be about .7% of the index, so it shouldn't be a huge impact.  But at the same time, this is a very niche sector.  So we've already seen spreads tighten, because people are anticipating that there's going to be a broader investor base.  There's going to be more participation.  There are going to be new investors that need to get multifamily into their portfolios.  So for our current investors, it's very good, and it's very positive.

MS. WHITE: As our investors and consultants know, we are a fixed income manager. But could you just briefly explain how does the HIT differ from other fixed income managers?

[TEXT: We’ll take your questions now]

MR. SUH:  Well we're different from our mission and from our objective.  Again, we do want to generate competitive portfolio returns on a risk-adjusted basis, but we're very different in the sense that we have a mission also to create union construction jobs.  We also have a mission to increase the stock of affordable housing throughout America, so we're very different in that sense.  But again, we're a specialist in this multifamily space.  It allows us to actually meet that mission.

But our investors also benefit in the sense that there's value there.  It's a more challenging space for a money manager in fixed income to understand and to source these investments.  So we're very different.  We have this internal capacity.  You know, we have 11 professionals.  Their fulltime job is to source these investments.  We have four traders and portfolio managers.  So we actually have more capacity to source these deals 'cause it's very, very, very important to be able to get these investments into our portfolio efficiently.

MS. WHITE: So here's a key question. What is the outlook for rental apartment demand?

MR. SUH:  Well the outlook's very strong.  You know, we have the population growing.  They're expecting about a million new households being formed every year for the foreseeable future.  So right now we're generating about 300,000 new apartment starts this year and next year.  So if you look at the ratio between owning a home and renting, we think we're definitely undersupplied in multifamily.  So most people agree that multifamily demands can be strong for the foreseeable future.

MS. WHITE: So I think you established that the AFL-CIO Housing Investment Trust is a fixed income fund, but how is the HIT different from a real estate fund?

MR. SUH: [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust]  Well even though we have real estate as part of our collateral, the Housing Investment Trust invests in bonds and mortgage-backed securities.  They're liquid, and again, we don't like to take credit risk.  We like to get almost all of our investments credit enhanced.  When you're in a real estate investment, you have credit risk.  If that property or that project fails, you're going to lose and you're going to have also liquidity issues if the markets change.  So we have great liquidity.  99% of our portfolio is actually highly liquid.  And a real estate fund has you know, basically zero liquid assets in their fund.  It's a very illiquid investment.  So we're very different in that sense.

MS. WHITE: So what's the outlook for the Housing Investment Trust?

MR. SUH:  Well we have a very positive outlook.  Given the fact that interest rates have risen by 100 basis points or so in the past six or seven months, spreads are much wider.  As I said earlier, multifamily assets are undervalued because again these spreads are near historical wides.  We think that our pipeline, and the opportunities to source multifamily assets, it's better than ever because of the strong fundamentals for multifamily.  So yeah, we think this is a good time.  Our current portfolio has a yield advantage.  We have a portfolio that has a little bit less interest rate risk 'cause we're managing the portfolio to be a little bit less in terms of the duration that we have.  So yeah, I feel good about where we are.

MS. WHITE: So to expand on that a bit, is it a good time to invest in the HIT?

MR. SUH:  Well, listen.  Most of our investors are institutional investors with broader portfolios.  And to the extent that you have fixed income within your overall portfolio, I think the HIT always makes a lot of sense because again I think we offer a product that offers more return, more upside, for less risk.  And that's what fixed income should do.  The main purpose for fixed income should be diversification, preservation of capital, and to the extent that you can get a little bit more yield versus the Agg, I think it makes a lot of sense.

MS. WHITE: [TEXT: Lesyllee M. White, Senior VP and Managing Director of Marketing, AFL-CIO Housing Investment Trust] Thank you.  So let's go to our online questions.  First question, what were the biggest detractors in the portfolio's performance?

MR. SUH: [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust]  Clearly the biggest detractor of performance this year, year-to-date has been the performance of multifamily assets.  Multifamily spreads have widened out anywhere from 60 to 140 basis points this year.  We've seen that tighten in a little bit in recent weeks.  But to the extent that, we have 60% of our portfolio in multifamily assets.  That's our specialty.  And if your sector widens out, we're only down by five basis points this year to date so far.  So I'm very proud of our performance this year because we're being very competitive in a cycle here where our sector hasn't performed well.  And we have every reason to believe that spreads are going to tighten, and multifamily assets will normalize going forward.

MS. WHITE: So another question has come in, very good question. Do you expect the tightening of spreads experience in October to continue going forward?

MR. SUH:  You know, I do.  And again, partly it's got a lot to do with the fact that spreads are still historically wide.  But yet you know I think people are still somewhat sensitive to what's happened in recent quarters.  So I'd be a little surprised if we saw a big tightening in a short period of time.  But no, we've taken a big step from our wides here.  So multifamily ended up doing very well in October, as well as the HIT.  I do think that including agency CMBS in the Barclays Agg for the first time next year is going to be a big positive next year.  And it's also going to have positive spillover effects to non-Fannie and Freddie paper.  FHA and Ginnie Mae paper, on a standalone basis should do very well because the Wall Street investors that typically specialize in agency CMBS, they also trade in other multifamily products.  So our portfolio should see more demand next year.

MS. WHITE: Here's a very good question. That is is the Housing Investment Trust more sensitive to rates than its benchmark?

MR. SUH:  Oh, absolutely not.  And I've said it repeatedly.  Our strategy right now is to try to reduce the sensitivity that we have to changing interest rates.  So the duration strategy right now is to be about a half a year short versus the benchmark.  Certainly there's some spread duration and spread risk for multifamily.  There's also spread risk and spread duration for corporates, which is in most other active fixed income portfolio strategies.  So we are no more sensitive to changing interest rates.  In fact, we're less right now.

MS. WHITE: [TEXT: Lesyllee M. White, Senior VP and Managing Director of Marketing, AFL-CIO Housing Investment Trust] Another question is how does the HIT portfolio benefit from structuring its own multifamily investments?

MR. SUH: [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust]  Well there's a huge benefit right, to sourcing assets directly.  We don't have to pay brokers, dealers a commission or a fee.  We all know that Wall Street dealers and counterparties, they always charge some type of fee or spread.  We can get better execution by directly sourcing these investments.  And it's also very important to make sure that the borrowers that we do business with, they recognize that if they want our capital, they have to build these projects with 100% union labor.  So there's another huge benefit for our investors in terms of us directly sourcing these investments.

MS. WHITE: Here's another key question that just came in, and that is for long-term investors, why is the Housing Investment Trust duration strategy a good fit?

MR. SUH:  Yeah, well you know we have again 370 investors or so.  So not every duration strategy is going to fit every individual investor.  But you know, you have to recognize that rates are historically low.  At the same time, there's a big need for every one of these portfolios to have some type of sensitivity in the event that there's another crisis or a recession.  So you do want to have some price sensitivity to changing interest rates, 'cause interest rates can absolutely fall again.  You want to have that.  So we feel like right now, we have a duration of something that's probably in the high fours to close to five.  That's a lot of duration.

In fact, if you just go back three or four years, the benchmark had a duration of four or less, and we had a duration of four or less.  So right now we have more duration than what we did a few years ago.  Certainly it's less than the benchmark.  At the same time, this strategy, we can still offer a product that has more yield.  We have a 61-basis point yield advantage versus the benchmark, while having less duration risk versus the benchmark.

MS. WHITE: Next question is what effect, if any, will quantitative easing, also known as QE, tapering have on the HIT portfolio?

MR. SUH:  Well when tapering happens, and sure it's eventually going to happen, it's going to impact all fixed income.  You know, rates are absolutely going to react to it.  I personally believe that a lot of the tapering has been priced in.  So it's a matter of how much and how quickly they taper.  Right now the Fed's buying about 85 billion a month.  If they go from 85 to 75 the first month that they taper, it's probably already priced in.  But you know, what we're going to do is be a little defensive in terms of tapering impact to single-family mortgage-backed securities.  The Fed's buying about $40 billion a month of single-family MBS.

And in addition to keeping interest rates low, the Fed is deliberately trying to make mortgage rates, mortgage borrowing rates low so that the housing market continues to improve.  So I expect that the mortgage tapering will happen a little bit further down the road than Treasury tapering.  But we're going to be defensive.  We're a little bit underweight single-family mortgage-backed securities, and we like multifamily mortgage-backed securities as a good spread substitute for single-family MBS.

MS. WHITE:  [TEXT: Lesyllee M. White, Senior VP and Managing Director of Marketing, AFL-CIO Housing Investment Trust] This question has to do with the issue of whether or not the HIT is reaching out to build relationships with state housing finance agencies.

MR. SUH: [TEXT: Chang Suh, Senior Executive VP/Chief Portfolio Manager, AFL-CIO Housing Investment Trust]  Well we have this initiative right now to reach out to many state HFAs because we think there's an opportunity there to get government-guaranteed multifamily assets at very, very cheap levels.  So we're running out of time here.  Wow, it's gone by quickly.  Thank you all for joining us.  I can't believe we've run out of time already.  However, I will make sure that any unanswered questions, we will respond later this week.

SLIDE:

AFL-CIO Housing Investment Trust

WEBINAR WITH CHANG SUH

Senior Executive Vice President –
Chief Portfolio Manager

HIT'S CURRENT INVESTMENT STRATEGY

www.aflcio-hit.com

THANK YOU FOR JOINING US

AFL-CIO Housing Investment Trust 0

Please visit our website for additional webinars and information from our fund going forward.  Thank you very much.  Have a great day.